SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Cotelligent, Inc.

        (Exact name of registrant as specified in its charter)

        June 22, 2004

        Date of Report (Date of earliest event reported)

Delaware	0-27412	94-3173918

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

655 Montgomery Street, Suite 1000 San Francisco, California	94111

(Address of principal executive offices)	(Zip Code)

415.477.9900

        (Registrant’s telephone number, including area code)

Item 5.	Other Events.

        On June 17, 2004, Cotelligent, Inc. (the “Company”) issued a press release announcing the Company’s relocation of its corporate headquarters from Irvine, California to San Francisco, California.

The Company’s corporate headquarters address is as follows:

655 Montgomery Street, Suite 1000
San Francisco, CA 94111

Phone – 415.477.9900

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COTELLIGENT, INC.

By:	/s/ Curtis J. Parker
Curtis J. Parker
Executive Vice President, Chief Financial
Officer, Treasurer & Secretary

Dated: July 7, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release by Cotelligent, Inc.on June 17, 2004, announcing Cotelligent, Inc. Moves Headquarters to San Francisco